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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) DECEMBER 13, 2005

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


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
               BERMUDA                               000-49887                              980363970
   (State or Other Jurisdiction of           (Commission File Number)                    (I.R.S. Employer
    Incorporation or Organization)                                                     Identification No.)


                      MINTFLOWER PLACE
                    8 PAR-LA-VILLE ROAD
                       HAMILTON, HM08
                          BERMUDA                                                       N/A
          (Address of principal executive offices)                                  (Zip Code)
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                                 (441) 292-1510
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS.

      Attached hereto as Exhibit 99.1 is a copy of the press release dated December 13, 2005 issued by Nabors Industries Ltd.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.         Description
-----------         -----------

   99.1             Press Release issued by Nabors Industries Ltd. on
                    December 13, 2005.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NABORS INDUSTRIES LTD.


Date:  December 13, 2005           By: /s/ Daniel McLachlin
                                       -----------------------------------------
                                       Daniel McLachlin
                                       Vice President-Administration & Secretary
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                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

   99.1             Press Release issued by Nabors Industries Ltd. on
                    December 13, 2005.